Exhibit 10.11

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE is made this, 20th day of September 2010, by and between 2121 SECOND STREET INVESTORS, LLC (as “Landlord”) and MARRONE BIO INNOVATIONS, INC., a Delaware Corporation (as “Tenant”) having an office at 2121 Second Street, Suite B-107, Davis, California.

Witnesseth:

Davis Commerce Center, LLC (Landlord’s predecessor in interest) and Marrone Organic Innovations, Inc., having entered into a lease (the “Lease”) dated August 3, 2007 for suites B-106 & B-107 as amended by the First Amendment to Lease, as amended by the Second Amendment to Lease in the Project known as Davis Commerce Park, Davis, California; and

WHEREAS, LANDLORD and TENANT are desirous of amending said Lease in the manner as set forth below, hereby agree as follows:

AMENDMENT

PREMISES:

The parties hereto agree to increase the size of the demised premises by 5,254 square feet in the suite known as A-107 as shown on the attached Exhibit “A”, effective January 1, 2011 or upon substantial completion of Tenant Improvements. The total occupied space shall hereafter consist of 16, 212 square feet.

TERM:

The Lease term for suite A-107 shall be fifty (50) months beginning January 1, 2011 or upon substantial completion of the Tenant Improvements and will terminate on February 28, 2015. In the event the lease for suite A-107 commences after January 1, 2011, the three (3) months free rent shall begin on the revised commencement date and the termination date shall remain at February 28, 2015.

BASE MONTHLY RENT:

Beginning January 1, 2011 Tenant shall pay to Landlord during the remaining Lease Term for suite A-107 monthly rent as follows:

January 1, 2011 – March 31, 2011 April 1, 2011 – February 28, 2012 March 1, 2012 – February 28, 2013 March 1, 2013 – February 28, 2014 March 1, 2014 – February 28, 2015	FREE $1.35 per sq. ft. NNN $1.40 per sq. ft. NNN $1.45 per sq. ft. NNN $1.50 per sq. ft. NNN

TENANT IMPROVEMENTS:

Landlord shall provide at it’s sole expense the tenant improvements as shown on the space plan attached hereto as Exhibit “A” in the amount of $164,675.00 as shown on the attached bid breakdown marked Exhibit “B”. Any design changes as may be requested by Tenant to the A-107 space plan resulting in an increase to the construction costs shall be the Tenant’s sole responsibility.

SECURITY DEPOSIT:

No additional security deposit shall be required.

GENERAL TERMS:

All of the terms, covenants, provisions and agreements of the Lease as amended herein shall remain in full force and effect; except to the extent inconsistent with the terms, covenants, conditions and provisions of the Third Amendment to Lease, in which case the terms, covenants, conditions and provisions of this Third Amendment shall control.

Agreed and Accepted this 20th day of September, 2010.

LANDLORD:		TENANT:

2121 SECOND STREET INVESTORS, LLC		MARRONE BIO INNOVATIONS, INC., a Delaware Corporation

By:	/s/ Dan Fivey	By:	/s/ Julie I. Morris
	Dan Fivey		Julie I. Morris
Its:	Managing Partner	Its:	Chief Financial Officer

Exhibit A

Exhibit B

OSBORNE BUILDERS
BID BREAKDOWN

PROJECT: **2121 2nd ST. BLDG. A DAVIS, CA**	USEABLE: 5,254	**9-Sep-10**		$USF	$0.00
DESCRIPTION: MARRONE **SUITE A-107 r**	RENTABLE: 5,254	Plan Date:	8/12/2010	$ RSF	$0.00

PHASE CODE	DESCRIPTION	UNIT COST	QTY.	AMOUNT	$USF	$ RSF
	GENERAL REQUIREMENTS					
	Supervision	$0.00 wk		$5,100		
	Equipment Rental	$0.15 sf		$990		
01-000	GENERAL REQUIREMENTS TOTAL			$6,090	$1.16	$1.16
	DEMOLITION					
	Demo			$300		
	Demo - roll-up door openings			$380		
	Saw-cut concrete remove			$475		
02-110	DEMOLITION TOTAL			$1,155	$0.22	$0.22
	PARTITIONS					
	Partition Walls			$18,193		
	Demise Wall			$0		
	Exterior framing above storefront glass			$1,080		
09-100	PARTITIONS TOTAL			$19,273	$3.67	$3.67
	FLOOR COVERING					
	Carpet			$6,882		
	VCT			$1,833		
	Floor Prep			$180		
	4" rubber base			$2,064		
09-680	TOTAL FLOOR COVERING			$10,959	$2.09	$2.09
	DOOR AND LOCKS					
	Interior doors, frames & hardware			$8,771		
	Grab bars, door closers, restroom signs			$885		
	Relocate existing door/window combos from B-108			$550		
08-300	TOTAL DOORS AND LOCKS			$10,206	$1.94	$1.94
	ELECTRICAL					
	Electrical T.I.			$18,772		
	Electrical engineering			$0		
16-050	TOTAL ELECTRICAL			$18,772	$3.57	$3.57
	FIRE SPRINKLER					
	Fire sprinklers	$195.00 ea		$0		
	ADT heat detectors		allowance	$5,500		
15-500	TOTAL FIRE SPRINKLER			$5,500	$1.05	$1.05
	PLUMBING					
	Plumb and finish/gas lines from exist hvac to PGE manifold			$5,563		
15-400	TOTAL PLUMBING			$5,563	$1.06	$1.06

OSBORNE BUILDERS

BID BREAKDOWN

PROJECT: **2121 2nd ST. BLDG. A DAVIS, CA**	USEABLE:	5,254	**9-Sep-10**		$USF	$0.00
DESCRIPTION: MARRONE **SUITE A-107 r**	RENTABLE:	5,254	Plan Date:	8/12/2010	$ RSF	$0.00

PHASE CODE	DESCRIPTION	UNIT COST	QTY.	AMOUNT	$USF	$ RSF
	<u>HVAC</u>					
	HVAC			$22,335		
	Title 24			$1,100		
15-800	TOTAL HVAC			$23,435	$4.46	$4.46
	<u>PAINTING AND WALL COVERING</u>					
	Paint walls two coats flat latex			$4,900		
	FRP walls in restrooms			$600		
09-900	PAINTING AND WALL COVERING			$5,500	$1.05	$1.05
	<u>MILLWORK</u>					
	Upr. &Lwr. Cabs			$11,223		
	P-lam lower cabinet in conf rm.			$2,480		
				$0		
06-100	TOTAL MILLWORK			$13,703	$2.61	$2.61
	<u>LIFE SAFETY</u>					
16-500	TOTAL LIFE SAFETY			$0	$0.00	$0.00
	<u>ACOUSTICAL CEILINGS</u>					
	2X4 Grid w/Flat tiles			$11,758		
	2X4 Grid w/Flat tiles			$0		
	TOTAL ACOUSTICAL CEILINGS			$11,758	$2.24	$2.24
	<u>GLAZING</u>					
	Storefront system			$7,855		
	Storefront door remove/install glass			$605		
	Side-lite Windows		7	$3,090		
08-800	TOTAL GLAZING			$11,550	$2.20	$2.20
	<u>MISCELLANEOUS</u>					
01-100	Misc drywall texture existing walls			$1,171		
02-100	Roof patches			$1,150		
08-300	R-13 sound insulation			$1,870		
10-110	Concrete pour backs and repairs to existing slab			$1,780		
02-120	Protection and clean up			$1,240		
	TOTAL MISCELLANEOUS FEES			$7,211	$1.37	$1.37
	SUBTOTAL			$150,675	$28.68	$28.68
19-100	CONTRACTOR'S OVERHEAD & FEE 10%			$14,000	$2.66	$2.66
	CONTINGENCY			$0	$0.00	$0.00
	TOTAL IMPROVEMENT COST			**$164,675**	**$31.34**	**$31.34**

EXCLUDES: Permit fees